MUNIYIELD
FLORIDA
INSURED FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
April 30, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Florida
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                            #16490 -- 4/97



MuniYield Florida Insured Fund

TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1997, the Common Shares of MuniYield Florida Insured Fund earned $0.543 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 7.43%, based on a month-end per share net asset value of $14.73. Over the same period, the total investment return on the Fund's Common Shares was +1.17%, based on a change in per share net asset value from $15.25 to $14.73, and assuming reinvestment of $0.547 per share income dividends and $0.124 per share capital gains distributions.

The average yield of the Fund's Auction Market Preferred Shares for the six-month period ended April 30, 1997 was 4.07%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six months ended April 30, 1997. By mid-January 1997, municipal bond yields had risen to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the three-month period ended April 30, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the past six months, we maintained a neutral-to-slightly constructive investment strategy that concentrated on providing an attractive level of tax-exempt income while seeking to preserve the Fund's net asset value. The everchanging perception of the state of the economy, and the need for further monetary policy tightening by the FRB, caused large swings in interest rates over this time period.

We have strived to take advantage of market fluctuations to seek to enhance the Fund's total return. We purchased interest rate-sensitive bonds in the middle of January when tax-exempt interest rates increased to attractive levels. However, we subsequently sold these issues after the bond market rally in early February. Looking forward, we expect the FRB to continue raising short-term interest rates, which is expected to place negative pressure on long-term tax-exempt interest rates. We anticipate maintaining a neutral portfolio strategy until there are signs that the economy is slowing to below trend growth, thereby reducing the threat of rising inflation.

The yield on the Fund's Auction Market Preferred Shares has been trading within a narrow range between 3.25% -- 3.65%. Over the past few weeks, the interest rate on the Preferred Shares has been greater than 4% in response to pressures from seasonal corporate and individual tax payments. This interest rate has started to decline but is expected to return to normal levels shortly. Leverage continues to benefit the Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Shares will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

June 2, 1997



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes





MuniYield Florida Insured Fund                                                                                April 30, 1997

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)

S&P      Moody's    Face                                                                                           Value
Ratings  Ratings   Amount                                   Issue                                                (Note 1a)

Florida -- 93.5%

AAA      Aaa       $5,000    Auburndale, Florida, Water and Sewer Revenue Refunding Bonds, 5.25% due
                             12/01/2025 (a)                                                                       $4,651
                             Boynton Beach, Florida, Utility System, Revenue Refunding Bonds (b):
AAA      Aaa        3,375    6.25% due 11/01/2020                                                                  3,497
AAA      Aaa          700    6.25% due 11/01/2020 (h)                                                                769
AAA      Aaa        3,000    Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                             10/01/2024 (a)                                                                        3,120
                             Citrus County, Florida, PCR, Refunding (Florida Power Corporation
                             -- Crystal River) (c):
AAA      Aaa        2,100    Series A, 6.625% due 1/01/2027                                                        2,245
AAA      Aaa        5,750    Series B, 6.35% due 2/01/2022                                                         6,004
                             Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (c):
AAA      Aaa        2,650    6.55% due 10/01/2013                                                                  2,825
AAA      Aaa       12,715    6.60% due 10/01/2022                                                                 13,493
AAA      Aaa        5,000    (Miami International Airport), 5.75% due 10/01/2012                                   5,019
AAA      Aaa        4,500    Dade County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                             (Baptist Hospital of Miami Project), Series A, 5.75% due 5/01/2021 (c)(h)             4,532
AA-      VMIG1+     1,300    Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                             (Florida Power and Light Co.), VRDN, 4.30% due 6/01/2021 (e)                          1,300
AAA      Aaa       14,000    Dade County, Florida, Seaport Revenue Bonds, UT, 6.50% due 10/01/2001 (a)(d)         15,091
                             Dade County, Florida, Special Obligation Refunding Bonds, Series B (a):
AAA      Aaa        9,605    6.021%** due 10/01/2015                                                               3,256
AAA      Aaa       14,755    6.50%** due 10/01/2030                                                                1,868
AAA      Aaa        6,000    6.363%** due 10/01/2032                                                                 668
AAA      Aaa        5,000    Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                             (Multi-County Program), AMT, 7% due 4/01/2028 (f)(g)                                  5,270
BBB      Baa1       2,500    Escambia County, Florida, PCR (Champion International Corporation Project),
                             AMT, 6.90% due 8/01/2022                                                              2,650
AAA      Aaa        1,150    Florida, HFA (Brittany Rosemont Apartments), AMT, Series C-1, 6.75% due
                             8/01/2014 (a)                                                                         1,218
NR*      Aaa        1,860    Florida, HFA, Home Ownership Revenue Bonds, AMT, Series G1, 7.90% due
                             3/01/2022 (g)                                                                         1,953
AAA      Aaa       10,000    Florida Ports Financing Commission Revenue Bonds (State Transportation Trust
                             Fund), AMT, 5.375% due 6/01/2027 (c)                                                  9,317
                             Florida State Board of Education, Public Education Revenue Bonds (Capital
                             Outlay):
AA       Aa2        3,000    Refunding, Series A, 7.25% due 6/01/2023                                              3,266
AAA      Aaa        2,000    Series A, 6.75% due 6/01/2001 (d)                                                     2,165
AAA      Aaa        1,790    Florida State Division Board of Finance, Department of General Services
                             Revenue Bonds
                             (Department of Natural Resource Preservation), Series 2000 - A, 6.75% due
                             7/01/2013 (a)                                                                         1,928
AAA      Aaa       10,000    Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
                             5% due 7/01/2019 (b)                                                                  9,054
AAA      Aaa        7,050    Hillsborough County, Florida, Capital Improvement Program, Revenue Refunding
                             Bonds
                             (County Center Project), Series B, 5.125% due 7/01/2022 (c)                           6,502
AAA      Aaa        1,000    Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System -
                             J. Knox Village), 6.375% due 12/01/2012 (c)                                           1,051
AAA      Aaa        5,000    Hillsborough County, Florida, School Board, COP (Master Lease Program),
                             5.25% due 7/01/2017 (c)                                                               4,732
AAA      Aaa        2,000    Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                             10/01/2013 (a)                                                                        2,155
                             Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds,
                             VRDN (e):
A1+      VMIG1+       200    (Baptist Medical Center Project), 4.45% due 6/01/2008 (c)                               200
NR*      VMIG1+     1,100    Refunding (Genesis Rehabilitation Hospital), 4.40% due 5/01/2021                      1,100
AAA      NR*        2,500    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                             AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (f)(g)                               2,749
A-       A3         5,000    Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical
                             Center Project), Series A, 6.125% due 7/01/2012                                       5,107
AAA      Aaa        1,000    Marion County, Florida, Hospital District, Revenue Refunding Bonds (Monroe
                             Regional Medical Center), 6.25% due 10/01/2012 (b)                                    1,035
AAA      Aaa        2,500    Miami, Florida, Sanitation Sewer System, UT, 6.50% due 1/01/2015 (b)                  2,646
AAA      Aaa        2,515    North Miami Beach, Florida, UT, 6.30% due 2/01/2024 (b)                               2,628
                             Orange County, Florida, Tourist Development, Tax Revenue Bonds (a):
AAA      Aaa        1,000    Refunding, Series A, 6.50% due 10/01/2010                                             1,080
AAA      Aaa        7,815    Series B, 6.50% due 10/01/2019                                                        8,392
AAA      Aaa        1,500    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                             due 6/01/2015 (b)                                                                     1,772
AAA      Aaa        2,000    Palm Beach County, Florida, Solid Waste Authority, Revenue Refunding and
                             Improvement Bonds, 6.25% due 12/01/2008 (c)                                           2,133
A1       VMIG1+     1,100    Pinellas County, Florida, Health Facilities Authority, Revenue Refunding Bonds
                             (Pooled Hospital Loan Program), DATES, 4.60% due 12/01/2015 (e)                       1,100
AAA      Aaa        4,060    Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                             (Allegany Health System), Series A, 7% due 12/01/2015 (c)                             4,412
AAA      Aaa        4,920    Sarasota County, Florida, Utility System Revenue Bonds, 6.50% due 10/01/2004
                             (b)(d)                                                                                5,460
AAA      Aaa        4,630    Seminole County, Florida, School Board, COP, Refunding, Series A, 5.25% due
                             7/01/2021 (c)                                                                         4,324
AAA      Aaa        2,250    South Broward Hospital District, Florida, Revenue Bonds, RIB, Series C, 9.257%
                             due 5/01/2001 (a)(d)(i)                                                               2,647
AAA      Aaa        2,275    South Florida Water Management District, Special Obligation Land Aquisition
                             Bonds, 6% due 10/01/2015 (a)                                                          2,330
AAA      Aaa        2,700    Sumter County, Florida, Capital Improvement Revenue Refunding Bonds, 5% due
                             6/01/2024 (c)                                                                         2,407

Total Investments (Cost -- $165,324) -- 93.5%                                                                    171,121

Other Assets Less Liabilities -- 6.5%                                                                             11,872
                                                                                                                --------
Net Assets -- 100.0%                                                                                            $182,993
                                                                                                                ========
(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(f) FNMA Collateralized.
(g) GNMA Collateralized.
(h) Escrowed to Maturity.
(i) The interest rate is subject to change periodically and
    inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
*   Not Rated.
**  Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

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


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997

Assets:       Investments, at value (identified cost -- $165,323,912) (Note 1a)                               $171,121,388
              Cash                                                                                                  92,690
              Receivables:
              Securities sold                                                               $9,613,624
              Interest                                                                       2,374,711          11,988,335
                                                                                          ------------
              Deferred organization expenses (Note 1e)                                                               7,863
              Prepaid expenses and other assets                                                                      7,241
                                                                                                              ------------
              Total assets                                                                                     183,217,517
                                                                                                              ------------

Liabilities:  Payables:
              Dividends to shareholders (Note 1f)                                               87,718
              Investment adviser (Note 2)                                                       74,527             162,245
                                                                                          ------------
              Accrued expenses and other liabilities                                                                62,288
                                                                                                              ------------
              Total liabilities                                                                                    224,533
                                                                                                              ------------

Net Assets:   Net assets                                                                                      $182,992,984
                                                                                                              ============

Capital:      Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
              Preferred Shares, par value $.05 per share (2,400 shares of AMPS*
              issued and outstanding at $25,000 per share liquidation preference)                              $60,000,000
              Common Shares, par value $.10 per share (8,350,463 shares issued
              and outstanding)                                                                $835,046
              Paid-in capital in excess of par                                             116,287,758
              Undistributed investment income -- net                                         1,253,057
              Accumulated realized capital losses on investments -- net                     (1,180,353)
              Unrealized appreciation on investments -- net                                  5,797,476
                                                                                          ------------

              Total -- Equivalent to $14.73 net asset value per Common Share
              (market price -- $14.125)                                                                        122,992,984
                                                                                                              ------------

              Total capital                                                                                   $182,992,984
                                                                                                              ============
              * Auction Market Preferred Shares.

              See Notes to Financial Statements.

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


Statement of Operations

                                                                                                  For the Six Months Ended
                                                                                                            April 30, 1997
Investment Income     Interest and amortization of premium and discount earned                                  $5,229,946
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $459,661
                      Commission fees (Note 4)                                                 75,681
                      Professional fees                                                        34,720
                      Accounting services (Note 2)                                             21,219
                      Transfer agent fees                                                      17,514
                      Trustees' fees and expenses                                              11,243
                      Listing fees                                                              8,224
                      Custodian fees                                                            6,142
                      Printing and shareholder reports                                          4,347
                      Amortization of organization expenses (Note 1e)                           3,908
                      Pricing fees                                                              3,775
                      Other                                                                     8,680
                                                                                           ----------
                      Total expenses                                                                               655,114
                                                                                                               -----------
                      Investment income -- net                                                                   4,574,832
                                                                                                               -----------
Realized &            Realized gain on investments -- net                                                          513,335
Unrealized            Change in unrealized appreciation on investments -- net                                   (2,602,690)
Gain (Loss) on                                                                                                 -----------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                      $2,485,477
(Notes 1b, 1d & 3):                                                                                            ===========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                            For the Six           For the
                                                                                            Months Ended         Year Ended
Increase (Decrease) in Net Assets:                                                         April 30, 1997       Oct. 31, 1996

Operations:          Investment income -- net                                                 $4,574,832          $9,080,033
                     Realized gain on investments -- net                                         513,335           2,594,504
                     Change in unrealized appreciation/depreciation on investments -- net     (2,602,690)         (1,157,546)
                                                                                            ------------        ------------
                     Net increase in net assets resulting from operations                      2,485,477          10,516,991
                                                                                            ------------        ------------

Dividends &          Investment income -- net:
Distributions to     Common Shares                                                            (3,602,231)         (7,047,040)
Shareholders         Preferred Shares                                                           (648,912)         (1,997,712)
(Note 1f):           Realized gain on investments -- net:
                     Common Shares                                                            (1,998,299)           (540,567)
                     Preferred Shares                                                           (563,424)           (168,552)
                                                                                            ------------        ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                          (6,812,866)         (9,753,871)
                                                                                            ------------        ------------

Net Assets:          Total increase (decrease) in net assets                                  (4,327,389)            763,120
                     Beginning of period                                                     187,320,373         186,557,253
                                                                                            ------------        ------------
                     End of period*                                                         $182,992,984        $187,320,373
                                                                                            ============        ============
                     * Undistributed investment income -- net                                 $1,253,057            $929,368
                                                                                            ============        ============

                     See Notes to Financial Statements.

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


Financial Highlights

                                                                 For the
The following per share data and ratios have been derived       Six Months
from information provided in the financial statements.            Ended               For the Year Ended
                                                                 April 30,                October 31,
Increase (Decrease) in Net Asset Value:                            1997         1996       1995       1994       1993

Per Share         Net asset value, beginning of period           $15.25       $15.16     $13.70     $16.56     $14.14
Operating                                                      --------     --------   --------   --------   --------
Performance:      Investment income -- net                          .55         1.08       1.12       1.13       1.12
                  Realized and unrealized gain (loss)
                  on investments -- net                            (.25)         .17       1.45      (2.70)      2.48
                                                               --------     --------   --------   --------   --------
                  Total from investment operations                  .30         1.25       2.57      (1.57)      3.60
                                                               --------     --------   --------   --------   --------
                  Less dividends and distributions to
                  Common Shareholders:
                  Investment income -- net                         (.43)        (.84)      (.84)      (.91)      (.85)
                  Realized gain on investments -- net              (.24)        (.06)        --       (.15)        --
                                                               --------     --------   --------   --------   --------
                  Total dividends and distributions to
                  Common Shareholders                              (.67)        (.90)      (.84)     (1.06)      (.85)
                                                               --------     --------   --------   --------   --------
                  Effect of Preferred Share activity:
                  Dividends and distributions to Preferred
                  Shareholders:
                  Investment income -- net                         (.08)        (.24)      (.27)      (.20)      (.19)
                  Realized gain on investments -- net              (.07)        (.02)        --       (.03)        --
                  Capital charge resulting from issuance of
                  Preferred Shares                                   --           --         --         --       (.14)
                                                               --------     --------   --------   --------   --------
                  Total effect of Preferred Share activity         (.15)        (.26)      (.27)      (.23)      (.33)
                                                               --------     --------   --------   --------   --------
                  Net asset value, end of period                 $14.73       $15.25     $15.16     $13.70     $16.56
                                                               ========     ========   ========   ========   ========
                  Market price per share, end of period         $14.125      $14.125     $13.50    $11.375    $16.875
                                                               ========     ========   ========   ========   ========

Total Investment  Based on market price per share                  4.74%++++   11.48%     26.46%    (27.46%)    18.78%
Return:**                                                      ========     ========   ========   ========   ========
                  Based on net asset value per share               1.17%++++    7.18%     17.91%    (10.98%)    23.65%
                                                               ========     ========   ========   ========   ========

Ratios to         Expenses, net of reimbursement                    .71%*        .73%       .75%       .75%       .66%
Average
Net Assets:***                                                 ========     ========   ========   ========   ========
                  Expenses                                          .71%*        .73%       .75%       .75%       .72%
                                                               ========     ========   ========   ========   ========
                  Investment income -- net                         4.97%*       4.88%      5.18%      4.99%      5.09%
                                                               ========     ========   ========   ========   ========

Supplemental      Net assets, net of Preferred Shares,
Data:             end of period (in thousands)                 $122,993     $127,320   $126,557   $114,441   $137,908
                                                               ========     ========   ========   ========   ========
                  Preferred Shares outstanding, end of period
                  (in thousands)                                $60,000      $60,000    $60,000    $60,000    $60,000
                                                               ========     ========   ========   ========   ========
                  Portfolio turnover                              36.59%      156.11%    107.90%     51.81%     18.51%
                                                               ========     ========   ========   ========   ========

Leverage:         Asset coverage per $1,000                      $3,050       $3,122     $3,109     $2,907     $3,298
                                                               ========     ========   ========   ========   ========

Dividends Per
Share On          Investment income -- net                         $270         $832       $925       $688       $662
Preferred                                                      ========     ========   ========   ========   ========
Shares
Outstanding:+

                  *    Annualized.
                  **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ***  Do not reflect the effect of dividends to Preferred Shareholders.
                  +    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on
                       December 1, 1994.
                  ++++ Aggregate total investment return.

                  See Notes to Financial Statements.




MuniYield Florida Insured Fund                    April 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(bullet) Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $65,201,374 and $77,687,118, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:

                               Realized        Unrealized
                                Gains            Gains

Long-term investments          $513,335        $5,797,476
                             ----------       -----------
Total                          $513,335        $5,797,476
                             ==========       ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,797,476, of which $5,910,537 related to appre-ciated securities and $113,061 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $165,323,912.

4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of capital shares, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 8,350,463. At April 30, 1997, total paid-in capital amounted to $117,122,804.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1997 was 4.062%.

As of April 30, 1997, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $28,320 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.067850 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MFT